  August 17, 2011

PRAXIS MUTUAL FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2011

NOTICE OF CHANGE TO CLASS I ACCOUNT MINIMUMS AND
CLASS A EXCHANGE PRIVILEGES

As of August 17, 2011, the Class I Shares of the Praxis Intermediate Income, Core Stock, International, International Index, Value Index, Growth Index and Small Cap Funds (the “Funds”) will have new account investment minimums of $100,000.  Throughout the Prospectus, all references to Class I Share minimums of $1,000,000 shall be replaced with $100,000.

Former Class I Minimum	New Class I Minimum
$1,000,000	$100,000

Additionally, as of August 17, 2011, shareholders of the Funds may exchange Class A Shares of a particular Fund for Class I Shares of the same Fund at relative net asset value, subject to the applicable requirements as to minimum amount.  These exchanges are not subject to a redemption fee.  To initiate an exchange, shareholders may call (800) 977-2947.

Please retain this Supplement for future reference.